     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2000



                                                      REGISTRATION NO. 333-42440

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                               AMENDMENT NO. 1 TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                          HEALTHEON/WEBMD CORPORATION
             (Exact name of Registrant as specified in its charter)
                             ---------------------

           DELAWARE                           7372                          94-3236644
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)

                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
                                 (404) 495-7600
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------
                                W. MICHAEL LONG
                             CHAIRMAN OF THE BOARD
                          HEALTHEON/WEBMD CORPORATION
                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
                                 (404) 495-7600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

              H. BRYAN IVES III, ESQ.                              GARY J. KOCHER, ESQ.
                C. MARK KELLY, ESQ.                           CHRISTOPHER H. CUNNINGHAM, ESQ.
              TIMOTHY P. VEITH, ESQ.                             PRESTON GATES & ELLIS LLP
                 ALSTON & BIRD LLP                                   701 FIFTH AVENUE
             1211 EAST MOREHEAD STREET                                  SUITE 5000
          CHARLOTTE, NORTH CAROLINA 28204                     SEATTLE, WASHINGTON 98104-7078
                  (704) 331-6000                                      (206) 623-7580

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Upon consummation of the merger described herein.
     If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                   PROPOSED             PROPOSED
         TITLE OF EACH CLASS                  AMOUNT                MAXIMUM              MAXIMUM             AMOUNT OF
          OF SECURITIES TO                     TO BE            OFFERING PRICE          AGGREGATE          REGISTRATION
            BE REGISTERED                   REGISTERED             PER SHARE         OFFERING PRICE             FEE
---------------------------------------------------------------------------------------------------------------------------
Common Stock $0.0001 par value.......   4,717,859 shares(1)     not applicable       $56,036,011(2)             (3)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


(1) Represents the number of shares of the Common Stock of the Registrant which may be issued to shareholders of OnHealth Network Company, a Washington corporation, pursuant to the transactions described herein.
(2) Pursuant to Rule 457(f)(1) and Rule 457(c) under the Act, the maximum aggregate offering price is the product of (i) $2.25, the average of the high and low prices per share of OnHealth Network Company Common Stock on July 25, 2000 as reported on the Nasdaq National Market and (ii) 24,904,894 shares of OnHealth Network Company Common Stock to be cancelled in the merger described herein.

(3) The filing fee of $14,793.51 was previously paid by Registrant in connection with the initial filing of this Registration Statement on Form S-4.

                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware law authorizes a court to award, or a corporation's board of directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification under specified circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act. The Registrant's bylaws provide for the mandatory indemnification of its directors, officers, employees and other agents to the maximum extent permitted by Delaware law, and the Registrant has entered into agreements with its officers, directors and certain key employees implementing this indemnification.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (A) EXHIBITS


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   2.1        Agreement and Plan of Merger dated as of February 15, 2000 between Registrant, Tech Acquisition Corporation and
                OnHealth Network Company (see Annex A)
   4.1*       Specimen Common Stock certificate
   5.1        Opinion of Alston & Bird LLP regarding the legality of the securities being issued
   8.1        Tax Opinion of Alston & Bird LLP
   8.2        Tax Opinion of Preston Gates & Ellis LLP
  23.1**      Consent of Ernst & Young LLP
  23.2**      Consent of Ernst & Young LLP
  23.3**      Consent of Arthur Andersen LLP
  23.4**      Consent of Arthur Andersen LLP
  23.5**      Consent of Arthur Andersen LLP
  23.6**      Consent of Ernst & Young LLP
  23.7**      Consent of Arthur Anderson LLP
  23.8**      Consent of Arthur Anderson LLP
  23.9**      Consent of KPMG LLP
  23.10**     Consent of Linkenheimer LLP
  23.11**     Consent of Ernst & Young LLP
  23.12       Consent of Alston & Bird LLP (included in Exhibit 5.1 and
                Exhibit 8.1)
  23.13       Consent of Preston Gates & Ellis LLP (included in Exhibit
                8.2)
  24.1**      Power of Attorney
  99.1**      Form of proxy card for OnHealth
  99.2**      Consent of FleetBoston Robertson Stephens, Inc.


---------------
* Incorporated by reference to Registrant's Registration Statement on Form S-1 filed January 14, 1999


** Previously filed


     (B) FINANCIAL STATEMENT SCHEDULES

     Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements, management's discussion and analysis or notes thereto.

ITEM 22.  UNDERTAKINGS

     (1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (2) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the undersigned Registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (3) The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (2) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (5) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to
Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     (6) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, on the 4th day of August, 2000.



                                        HEALTHEON/WEBMD CORPORATION



                                        By: /s/ JOHN L. WESTERMANN III

                                          --------------------------------------

                                            John L. Westermann III


                                            Executive Vice President,


                                            Chief Financial Officer, Treasurer


                                            and Secretary



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed by the following persons in the capacities and on the dates indicated:



SIGNATURE                                                          CAPACITY                          DATE
---------                                                          --------                          ----

*                                                 Chief Executive Officer and Director          August 4, 2000
------------------------------------------------    (principal executive officer)
Jeffrey T. Arnold

           /s/ JOHN L. WESTERMANN III             Executive Vice President, Chief Financial     August 4, 2000
------------------------------------------------    Officer, Treasurer and Secretary
             John L. Westermann III                 (principal financial officer)

*                                                 Chairman of the Board of Directors            August 4, 2000
------------------------------------------------
W. Michael Long

                                                  Director
------------------------------------------------
James H. Clark

*                                                 Director                                      August 4, 2000
------------------------------------------------
L. John Doerr

*                                                 Director                                      August 4, 2000
------------------------------------------------
U. Bertram Ellis, Jr.

*                                                 Director                                      August 4, 2000
------------------------------------------------
Dennis B. Gillings

*                                                 Director                                      August 4, 2000
------------------------------------------------
Eric J. Gleacher

*                                                 Director                                      August 4, 2000
------------------------------------------------
William P. Payne

                                                  Director
------------------------------------------------
Charles G.V. Stevens

        *By: /s/ JOHN L. WESTERMANN III
   ------------------------------------------
             John L. Westermann III
                Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   2.1        Agreement and Plan of Merger dated as of February 15, 2000 between Registrant, Tech Acquisition Corporation and
                OnHealth Network Company (see Annex A)
   4.1*       Specimen Common Stock certificate
   5.1        Opinion of Alston & Bird LLP regarding the legality of the securities being issued
   8.1        Tax Opinion of Alston & Bird LLP
   8.2        Tax Opinion of Preston Gates & Ellis LLP
  23.1**      Consent of Ernst & Young LLP
  23.2**      Consent of Ernst & Young LLP
  23.3**      Consent of Arthur Andersen LLP
  23.4**      Consent of Arthur Andersen LLP
  23.5**      Consent of Arthur Andersen LLP
  23.6**      Consent of Ernst & Young LLP
  23.7**      Consent of Arthur Anderson LLP
  23.8**      Consent of Arthur Anderson LLP
  23.9**      Consent of KPMG LLP
  23.10**     Consent of Linkenheimer LLP
  23.11**     Consent of Ernst & Young LLP
  23.12       Consent of Alston & Bird LLP (included in Exhibit 5.1 and
                Exhibit 8.1)
  23.13       Consent of Preston Gates & Ellis LLP (included in Exhibit
                8.2)
  24.1**      Power of Attorney
  99.1**      Form of proxy card for OnHealth
  99.2**      Consent of FleetBoston Robertson Stephens, Inc.


---------------
* Incorporated by reference to Registrant's Registration Statement on Form S-1 filed January 14, 1999


** Previously filed